The CIT Group/
Business Credit
3rd Floor
300 South Grand Avenue
Los Angeles,  CA 90071
Tel:  213 613-2575
Fax:  213 613-2588


                                               October 11, 1995


Maxtor Corporation
211 River Oaks Parkway
San Jose, CA  95134

Ladies and Gentlemen:

We refer to the Financing Agreement between The CIT Group/Business Credit, Inc., as Agent and Lender, and Maxtor Corporation, as Borrower, dated September 16, 1993, as amended from time to time (the "Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

You have advised us that as of September 30, 1995, Maxtor Corporation was not in compliance with a) the Capital Expenditure covenant for the two fiscal quarters ended September 30, 1995 as provided in Section 6.11 of the Agreement; b) the Working Capital covenant for the fiscal quarter ended September 30, 1995 as provided in Section 6.12 of the Agreement; c) the Maximum Working Capital covenant for the fiscal quarter ended September 30, 1995 as provided in Section 6.13 of the Agreement; d) the Leverage Ratio covenant for the fiscal quarter ended September 30, 1995 as provided in
Section 6.14 of the Agreement; e) the Operating Profit covenant for the fiscal quarter ended September 30, 1995 as provided in Section 6.16 of the Agreement; and f) the Net Worth covenant for the fiscal quarter ended September 30, 1995 as provided in Section 6.9 of the Agreement.

We hereby confirm to you that (i) we hereby waive these violations of the Agreement for the period(s) ending on the specified date, and (ii) such violations shall not constitute Defaults or Events of Default under the Agreement.

Additionally, and pursuant to mutual understanding, the Agreement shall be, and hereby is amended, effective as of the date hereof as follows:

1. The number "$50,000,000.00" in the Definition of Line of Credit appearing in Section 1 is hereby deleted and the number
     "$20,000,000.00" is hereby substituted in lieu thereof.

2. The number "$20,000,000.00" in Paragraph 1 of Section 4 of the Agreement is hereby deleted and the number "$8,000,000.00" is hereby substituted in lieu thereof.

3. Paragraph 1 of Section 3 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

     "1. The Lenders agree, subject to the terms and conditions of this Financing Agreement from time to time, and within x) the Availability and y) the Line of Credit, but subject to the Lenders' right to make "overadvances", to make loans and advances to the Company on a revolving basis (i.e. subject to the limitations set forth herein, the Company may borrow, repay and re-borrow Revolving Loans). Such loans and advances shall be in amounts up to seventy-five percent (75%) of the outstanding Eligible Domestic Accounts Receivable of the Company.

     All requests for loans and advances must be received by an officer of the Agent no later than 2:00 p.m., New York time, of the day on which such loans and advances are required. Should the Agent for any reason honor requests for advances in excess of the limitations set forth herein, such advances shall be considered "overadvances" and shall be made in the Agent's sole discretion, subject to any additional terms the Agent or the Lenders deems necessary. Upon thirty (30) days prior written notice to the Agent and the Lenders, the Company may reduce the Line of Credit, provided, however, that x) each reduction in the Line of Credit shall constitute a permanent reduction in the Line of Credit, y) the Company shall immediately repay to the Agent the amount by which the Obligations exceed the maximum amount thereof computed pursuant to the definition of Availability, and z) each reduction must be for at least $1,000,000.00 or whole multiples thereof."


In consideration of our execution and delivery of this waiver and amendment letter, and to compensate us for processing your request for such waivers, you have agreed to pay to the Agent, for the ratable benefit of the Lenders, an Accommodation Fee of $50,000.00, which will be due and payable upon the date hereof. Payment shall be by means of a charge to your loan account with us.

Except as otherwise herein specifically provided, no other change, amendment, or modification in or to any of the other terms or provisions of the Agreement is hereby intended or implied. This letter shall not constitute a waiver of any other existing Defaults or Events of Default under the Agreement (whether or not we have knowledge thereof) and shall not constitute a waiver of any future Defaults or Events of Default whatsoever. If the foregoing is in accordance with your understanding, please so indicate by signing and returning to us the enclosed copy of this letter.



                              Very truly yours,

                              THE CIT GROUP/BUSINESS CREDIT, INC.
                              (as AGENT and LENDER)


                               By: /s/ Bonnie Schain
                                  -------------------------------
                               Title:  Assistant Vice President


Read and Agreed to:

Maxtor Corporation:



By: /s/ Melonie Brophy
    ---------------------------
Title:VP Finance and Treasurer




                            ASSIGNMENT AGREEMENT


This ASSIGNMENT AGREEMENT (this "Agreement") is to be effectuated by the completion and execution of the Assignment Execution Form attached hereto. A copy of these terms need not be physically attached to the Assignment Execution Form, but rather these terms are incorporated therein by reference. Terms defined in the Assignment Execution Form (or in the Financing Agreement described therein) are used herein as therein defined.

The Assignor and the Assignee agree as follows:

1.   Assignment; Effect of Certain Dates.
     ------------------------------------
For value received, without recourse, representation or warranty (except as expressly set forth herein) the Assignor sells and assigns to the Assignee, and the Assignee purchases and assumes from the Assignor, all of the Assignor's right, title and interest in and to, and all of the Assignor's obligations with respect to 30.0% of the Line of Credit, but in no event more than $15,000,000.00 (the "Assigned Share") under the Financing Agreement. On the date the Agent has confirmed by facsimile to the Assignor that the Agent has received a fully completed Assignment Execution Form signed by the Assignor and the Assignee (the "Contract Date"), the obligations of the Assignor and the Assignee hereunder shall be irrevocable. No (i) failure of any party to settle on the Settlement Date any amount owed hereunder, (ii) dispute respecting settlement or (iii) bankruptcy, insolvency or other condition whatsoever respecting any person shall in any way impair, reduce or otherwise affect the transfer of the Assigned Share to the Assignee, and the release of the Assignor, as contemplated by this Assignment.

2.   Rights and Obligations of Assignee: Release of Assignor.
     --------------------------------------------------------
    From and after the Settlement Date, the Assignee shall be entitled to all rights, powers and privileges of, and shall perform all of the duties and obligations of, the Assignor under the Financing Agreement and all related documents, to the extent of the Assigned Share, including without limitation (i) the right to receive all payments in respect of the Assigned Share which are unpaid on the Settlement Date or become payable from and after the Settlement Date, whether on account of principal, interest, fees, indemnities, increased costs, additional amounts or otherwise, (ii) the right to vote and to instruct the Agent under the Financing Agreement to the extent of the Assigned Share, (iii) the right to set off and to appropriate and apply deposits of the Company (and any other obligor) as set forth in the Financing Agreement or any related document, (iv) the right to receive notices, requests, demands and other communications from the Agent, the Company and/or any other party required to give notices, requests, demands or other communications, and
(v) the obligation to fund all payments required to be made by a Lender holding the Assigned Share. From and after the Settlement Date, the Assignor shall be released from all duties and obligations under the Financing Agreement and all related documents to the extent of the Assigned Share.

3.   Representations and Warranties of Assignor.
     -------------------------------------------
     The Assignor (i) represents and warrants that it is the legal and beneficial owner of the Assigned Share, and that such Assigned Share is free and clear of any adverse claim and (ii) except for the representations and warranties in subclause (i) above and in Section 4 below makes no representation or warranty and assumes no responsibility whatsoever regarding the assignment affected hereby, including, without limitation, with respect to any statements, warranties or representations made in or in connection with the Financing Agreement or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Financing Agreement or any other instrument or document furnished pursuant thereto, or the financial condition of the Company, any guarantor or any other person, or the performance or observance by the Company or any guarantor or any other party of any of its obligations under the Financing Agreement or any other instrument or document furnished pursuant thereto.

4.   Mutual Representations and Warranties.
     --------------------------------------
     Each of the Assignor and the Assignee represents and warrants to the other party as of the Contract Date and the Settlement Date as follows:

(a) it is duly organized and validly existing and has full power and authority, and has taken or will take all action necessary, to execute and deliver the Assignment Execution Form and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment;

  (b) the making and performance by it of this Assignment do not and will not violate any law or regulation of the jurisdiction of its incorporation or any other law or regulation applicable to it provided that neither party makes any representation or warranty respecting the Securities Act of 1933, as amended;

  (c) the Assignment Execution Form has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as limited by (i) bankruptcy, insolvency or similar laws affecting the enforcement of creditors, rights generally and (ii) general equitable principles;
and

  (d) all approvals, authorizations or other actions by, or filings with, any governmental authority, if any, necessary for the validity or enforceability of its obligations under this Assignment have been obtained or taken, as the case may be.

5.   Representations and Warranties of Assignee.
     -------------------------------------------
    The Assignee (i) confirms that it has received a copy of the Financing Agreement, any amendments or waivers thereto and other instruments or documents furnished pursuant thereto, and any related documents, which have in each case been requested by it, together with copies of any financial statements requested by it, and that it has, independently and without reliance on the Assignor, the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment, (ii) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Financing Agreement and any other instruments or documents furnished pursuant thereto, and any related documents, (iii) appoints the Agent to act in the capacity set forth in the Financing Agreement, and (iv) agrees that it will perform in accordance with their terms all of the obligations by which the terms of the Financing Agreement are required to be performed by it as a Lender.


6.   Single Net Payment.
     -------------------
     Unless the Assignor and Assignee agree otherwise, on the Settlement Date a single, net, final payment shall be made, which shall be in an amount mutually agreed upon by the Assignor and the Assignee, taking into account the then outstanding principal amount, if any, of the Assigned Share, any fee payable to or by the Assignee, and all accrued fees, interest and other amounts payable under the Financing Agreement or any related documents to the Agent for the account of the Lenders, but not the Collateral Management Fee, the Documentation Fee, the Syndication Fee, or other fees that pursuant to the Financing Agreement are solely for the benefit of the Agent or CITBC.

7.   Agents Duties.
     --------------
     The Agent, by its signature below, agrees that; a) without the consent of all lenders, it will not knowingly make any advance in excess of the Line of Credit; b) unless instructed to the contrary by the Required Lenders, it will not knowingly make overadvances (within the Line of Credit only) in excess of $1,500,000 in the aggregate at any one time outstanding; and c) it will give reasonably prompt notice to the Lenders of i) the making of any overadvances, ii) the Agent's intention to review the books and records of, or inspect the Collateral of, the Company and iii) the Agent's intention of making loans to the Company other than the loans under the Financing Agreement.

8.   Termination.
     ------------
    Should Assignee wish to terminate its relationship with the Company, Assignee may do so only as of the second or any subsequent Anniversary Date and then only upon at least one hundred and twenty (120) days prior written notice of termination. Within thirty (30) days of the receipt of such notice, i) the Lenders shall give notice of termination to the Company in accordance with the terms of the Financing Agreement, in which event this Assignment Agreement shall automatically terminate when the Financing Agreement with the client is fully terminated and the Obligations repaid in full or ii) a Lender or CITBC will, as of the Anniversary Date, purchase your share for the full amount then due.

9.   Governing Law.
     --------------
    THIS ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

10.  Counterparts; Amendments; Binding Effect.
     -----------------------------------------
    The Assignment Execution Form may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. The terms hereof may not be amended or modified except in a writing executed by the Assignor and the Assignee. Any change in the Settlement Date to an earlier date than that specified on the Assignment Execution Form shall also require the consent of the Assignor, Assignee and Agent. The terms hereof shall bind and inure to the benefit of and be enforceable by the parties executing the Assignment Execution Form and their respective successors and permitted assigns and the Company.

11.  Schedule of Date.
     -----------------
     In no event shall the Settlement Date be earlier than three (3)
Business
     Days prior to the Contract Date.

12.  Waiver of Jury Trial.
     ---------------------
    THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS ASSIGNMENT, OR THE ACTIONS OF EITHER OF THEM IN THE PERFORMANCE OR ENFORCEMENT THEREOF.

13.  Effectiveness of Notices.
     -------------------------
     Notices required to be given and other documents required to be delivered pursuant to the terms hereof shall be deemed given or delivered when actually received unless sent by facsimile transmission, In which case such notice or other document shall be deemed given or delivered when sent (as established by sender's facsimile transmission machine print-out or similar mechanical record).


                          ASSIGNMENT EXECUTION FORM

   This Assignment Execution Form incorporates by reference all of the terms and conditions of the Assignment Agreement attached hereto and/or delivered currently herewith. By executing this Assignment Execution Form and pursuant to the terms of such Assignment Agreement, the Assignor sells and assigns to the Assignee, and the Assignee purchases and assumes from the Assignor, in each case without recourse, representation or warranty (except as set forth in the Assignment Agreement), all of the Assignor's right, title and interest in and to, and all of the Assignor's obligations with respect to, the Assigned Share (as calculated herein), and the Assignor is released from such obligations. The terms of the Assignment Agreement need not be physically attached to this Assignment Execution Form.

   1.   Financing Agreement:

        Title:               Financing Agreement
        Date:                September 16, 1993
        Name of Company:     Maxtor Corporation
        Name of Agent:       The CIT Group/Business Credit, Inc.

   2.   Name of Assignor:    Finova Capital Corporation, successor in
                             interest to TriCon Capital Corporation

   3.   Name of Assignee:    The CIT Group/Business Credit, Inc.

   4.   Contract Date (Date of delivery to Agent of Assignment Execution
     Form
        executed by Assignor and Assignee):  October_11, 1995.

   5.   October   , 1995:  Agent's Confirmation of Receipt.
        (The Agent must enter the date of delivery to it of this Assignment Execution Form executed by Assignor and Assignee and AGENT MUST INITIAL AND RETURN A COPY OF THIS FORM TO ASSIGNOR.)

   6.   Settlement Date:  October _____, 1995.


   7.   Assigned Share:      $ 15,000,000.00.

   a.   Total Financing
        Agreement
        Commitment for
        All Lenders as
        of Contract Date     $ 50,000,000.00.

   b.   Assigned Share
       (6 decimal places)      30.000000 %.

   c.   Amount of
        Assigned Share
        of Total
        Commitments
        (a x b = c)          $ 15,000,000.00.

   d.   Total Loan
        Agreement
        Amounts
        outstanding
        for All
        Lenders as of
        Contract Date        $        -0-

   e.   Outstanding
        Amount of
        Assigned Loans
       (d x b = e)           $        -0-








                      [SIGNATURE PAGE FOLLOWS]


Acknowledged                    The CIT Group/Business Credit, Inc.
as of October ___, 1995:        NAME OF ASSIGNEE

THE CIT GROUP/BUSINESS          By:
CREDIT, INC., as Agent          Name:__________________________
                                Title:_________________________

                                Address for Notices:
By:                             The CIT Group/Business Credit, Inc.
Name:                           300 S. Grand Ave., 3rd Floor
Title:                          Los Angeles, CA  90071
                                Attn: Regional Manager
                                Telephone No: 213/613-2575
Address for Notices:            Fax No: 213/613-2588
300 S. Grand Avenue, 3rd Floor
Los Angeles, CA  90071          Payment Instructions:
Attention: Regional Manager     Chemical Bank, N.Y., N.Y.
                                ABA # 021000128
Telephone No: 213/613-2575      A/C # 144054227
Fax No: 213/613-2588            Ref: Maxtor Participation

Acknowledged                    Finova Capital Corporation, successor in
as of October    , 1995:        interest to TriCon Capital Corporation
                                     NAME OF ASSIGNOR

Maxtor Corporation,             By:
as Company                      Name:
                                Title:

                                Lending Office and Address for Notices
By: /s/ Melonie C. Brophy       Finova Capital Corporation
   ---------------------------
Name:   Melonie C. Brophy       Attn: Frank Monzo
Title:  VP Finance & Treasurer  1060 First Avenue
                                King of Prussia, PA  19406
                                Telephone No: 610/354.8462
                                Fax No:       610/354.8482
Address for Notices:
-------------------             Payment Instructions:
Maxtor Corporation              ---------------------
211 River Oaks Parkway          To: Mellon Bank West
San Jose, CA  95134             ABA # 043000261
Attn: Chief Financial Officer   Beneficiary:  Finova Capital
Telephone No: 408/432.4459      Corporation
Fax No:       408/432.4480      Account #  199-2890
                                Reference: TriCon / CCS / Maxtor